NEXTPLAT

The **Next** Generation of E-Commerce **Plat**forms

Nasdaq: NXPL

Dawson James Small Cap Growth Conference
October 12, 2023

Forward-Looking Statement

This presentation contains forward-looking statements and projections. The Company makes no express or implied representation or warranty as to the completeness of this information or, in the case of projections, as to their attainability or the accuracy and completeness of the assumptions from which they are derived, and it is expected that each prospective investor will pursue his, her, or its own independent investigation. It must be recognized that estimates of the Company's performance are necessarily subject to a high degree of uncertainty and may vary materially from actual results.In particular, this presentation contains statements, including without limitation the projections, that constitute "forward- looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements appear in a number of places in this presentation and include, but are not limited to, statements regarding the Company's plans, intentions, beliefs, expectations and assumptions, as well as other statements that are not necessarily historical facts. The Company commonly uses words in this presentation such as "anticipates", "believes", "plans", "expects", "future", "intends" and other similar expressions to identify forward-looking statements and projections. You are cautioned that these forward-looking statements and projections are not guarantees of future performance and involve risks and uncertainties. The Company's actual results may differ materially from those in the forward-looking statements and projections due to various factors, including competition, market factors and general economic conditions and the risk factors set forth in the Company's latest Annual Report on Form 10-K, and its Quarterly Reports on Form 10-Q. The information contained in this presentation describes several, but not necessarily all, important factors that could cause these differences.

About NextPlat

NextPlat is a global e-commerce platform company created to capitalize on multiple high-growth sectors and markets. The Company intends to collaborate with organizations, optimizing their ability to sell their goods and services online, and enabling them to maximize their e-commerce presence and revenue.

NextPlat operates multiple storefronts currently serving customers in more than 190 countries.

NEXTPLAT

NASDAQ: NXPL

NextPlat is listed on the Nasdaq Capital Market exchange under the ticker NXPL (Common Stock) and NXPLW (Warrants)

18.7 Million Common Shares Outstanding
as of October 2, 2023

December 31
Fiscal Year End

$20.6 Million in Cash
as of June 30, 2023

$35.3 Million
Market Cap as of October 2, 2023

NEXTPLAT

Our Strategy

Global Online Storefronts:

- Serving consumers, enterprises, and governments worldwide
- Next-gen platform for expansion into multiple high-growth sectors & large international markets

Rapid Entry to China's Market:

- Turn-key solution for immediate access to China's booming online consumer market

Focusing on High-Growth Sectors:

- Targeting technology, healthcare & consumer products
- Utilizing AI, Web3 & Data Analytics for launching new e-commerce channels

NEXTPLAT

Worldwide Customer Base

Diverse User Base:

- Serving businesses, governments, military, humanitarian & charitable organizations, healthcare organizations, and individuals worldwide.

Comprehensive Solutions:

- Enable communication, internet access, remote asset tracking, lone worker monitoring, and SOS assistance via satellite globally.
- Pharmacy fulfillment / dispensing, risk management for healthcare institutions and long-term care contract management

Future Offerings:

- Leveraging existing relationships to introduce new products and services.

*Use of logos does not imply an endorsement from any customer

NEXTPLAT

Expanding Our E-Commerce Platform

NextPlat has built a premier e-commerce platform:

- We sell thousands of products and services to consumers, governments and corporations across a broad range of industries
- We have created a state-of-the-art system integrating e-commerce, CRM, accounting, and marketing, and have evolved our platform to support the our global vision for the future of e-commerce - new markets and sectors

Our Growth Pillars

Expanding Our Offerings

Strategic investments/acquisitions, licensing, or partnering with existing brands in high-growth sectors such healthcare, consumer lifestyle and pet products

Alibaba

E-Commerce Development Program

Developed strategic relationship with Alibaba's Tmall Global enabling businesses to rapid access the multi-billion dollar online consumer market in China

The NextPlat Business Today

Global E-Commerce

North America

United Kingdom

50,000+ E-Commerce Customers

190+ Countries Served Worldwide

10,000+ Individual Product Listings

27+ e-commerce platforms and websites including

amazon, shopifyplus, Alibaba.com, TMALL, ebay, OnBuy.com, Walmart, allegro

Currently Generating revenues 24x7x365 through the sale of communications, IoT hardware and associated high-margin, recurring revenue airtime plans

Healthcare

PROGRESSIVE CARE

pharmco·rx

ClearMetrX

Pharmaceutical, Consumer Healthcare and Lifestyle Products

- Pharmacy Fulfillment / Dispensing
- Risk Management for healthcare institutions
- Long-term care contract management
- 340B care contract management
- Contracted with most health plans
- Automated dispensing systems
- Enhanced data reporting for healthcare practices and organizations

SATELLITE COMMUNICATIONS AND CONNECTIVITY SOLUTIONS

OUR MARKETS


AGRICULTURE
FORESTRY
GOVERNMENT & DEFENCE
MARINE
MEDIA
SECURITY
RECREATION
UTILITIES
SECURITY

OUR SOLUTIONS


SATELLITE COMMUNICATIONS
SATELLITE TRACKING
SATELLITE INTERNET
SOS LOCATOR BEACONS

GTC provides solutions to fulfill the growing global demand for satellite-enabled voice, data, tracking, and IoT connectivity services.



pharmco·rx ClearMetrX

CONCIERGE SPECIALTY PHARMACY SERVICES & DATA MANAGEMENT SOLUTIONS


7:30 AM
Monday
1 Atorvastatin 10MG
2 Lisinopril 20 MG
1 Clopidogrel 75MG
pharmco·rx

- Revenues:
  - FY 2022: $40.6M
  - Projected Year-End 2023: $43M (based on annualized 6-month financials)
- Income Improvement:
  - 6-months ended June 30, 2023: $638K income from operations, a $970K improvement from the prior 6-month period
- Strong Cash Position:
  - Over $7.3M as of June 30, 2023, a $610K improvement from December 31, 2022
- Increased Working Capital:
  - $7.1M at June 30, 2023, a $1.6M improvement from December 31, 2022
- Gross Profit Margin Growth:
  - 29.2% for 6-months ended June 30, 2023 (up from 22.0% for the same period in 2022)
- Adjusted EBITDA Improvement:
  - $790K for 6-months ended June 30, 2023, a $1.2M improvement from the same period in 2022


SMART RX PACK

E-Commerce Development Program: Alibaba's Tmall Global

Opening the Multi-billion Dollar Chinese Online Consumer Market to Florida-Based Businesses

- China's Consumer Market:
  - World's 2nd largest online consumer market with significant demand for imported goods
  - Rapid growth in cross-border e-commerce, especially in health/beauty, personal care, pets, and fashion

- Alibaba's Tmall Global:
  - Leading platform for retail import e-commerce
  - Top mention rate for "imported goods" shopping
  - Hosts 5,000+ overseas brands, including 3M, Coach, Gerber, Mead Johnson Nutrition and The North Face

- Our Program:
  - Engaging potential customers interested in selling a wide variety of consumer products including pharmaceuticals, nutraceuticals, and veterinary products
  - Opportunity to partner with brands and develop their presence in the Chinese market

*Sources: National Bureau of Statistics of China and China Customs and Tmall Global


orida
commerce
evelopment Pro
NEXTPLAT
Alibaba

J. Michael Evans
President Alibaba Group

E-Commerce Development Program: OPKO-Branded Flagship Store

天猫国际


CALMATONINE
LACTADIET
LACTA
PLASMORAL
HYALORAL
COGNIDINE
OXISPEED
HEPATORIL

OPKO

PREMIUM GRADE SUPPLEMENTS FOR HUMANS AND PETS

pharmadiet VETERINARIA
OPKO Health Europe

Arama
Natural Products
An OPKO Health Company

The development of products with formulas that have been studied appropriately, ingredients of a natural origin and/or protected by patents and clinical studies that meet the highest scientific standards, completes the circle, and provides a wide range of products based on scientific evidence


artilane

E-Commerce Development Program: Florida Sunshine Flagship Store

天猫国际

Florida Sunshine

PREMIUM-GRADE VITAMINS AND DIETARY SUPPLEMENTS

one INNOVATION


HIGH ABSORPTION FORMULA
Florida Sunshine
Liposomal Lutein
PREMIUM GRADE
4X HIGHER ABSORPTION
Florida Sunshine
Liposomal Vitamin D3
PREMIUM GRADE

Full line of vitamins and supplements featuring high-absorption, **liposomal delivery technology** providing:

- Enhanced Bioavailability Rates
- Lower Dosage Requirements
- Gentle On The Stomach


ENCAPSULATED NUTRIENT
LIPOSOME ENCAPSULATION

NEXTPLAT

Recent Developments

December 2022

- NextPlat announces completion of $8.0M private offering of common stock and warrants priced above market
- NextPlat expands executive leadership team with the hiring of Cecile Munnik, CPA/CA, as Chief Financial Officer and Robert Bedwell as Chief Compliance Officer

March 2023

- NextPlat announces record full year 2022 revenue as sales increase over 51%; Company makes strategic investment into high-growth healthcare markets supported by expanded management team and technology infrastructure

April 2023

- NextPlat announces completion of $6.0M private offering of common stock priced above market
- NextPlat launches new e-commerce development program enabling Florida-based businesses to quickly access global international markets in Asia; Program to leverage NextPlat's global capabilities & partnerships to help businesses reach millions of new potential international customers
- NextPlat signs merchant sourcing agreement with Tmall Global to launch new e-commerce program and provide American businesses easy access to Chinese consumer market

May 2023

- NextPlat strengthens ties to Progressive Care Inc. investing an additional $1 million; Explores the possible spinoff of its Global Telesat and Orbital Satcom business units
- NextPlat announces first quarter 2023 results; New offerings including healthcare and Alibaba Tmall Global partnership for sales in China to drive future growth

June 2023

- NextPlat announces inclusion in the Russell Microcap® Index

July 2023

- On July 1, 2023, NextPlat acquires controlling interest in Progressive Care Inc. through exercise of stock purchase warrants and execution of voting agreement with principal affiliate shareholders.

August 2023

- NextPlat announces second quarter 2023 results; Company increases strategic ownership of Progressive Care Inc. as it expands its exposure to the rapidly growing healthcare sector

NEXTPLAT

Financial Overview

NextPlat Corp
Condensed Consolidated Income Statement – USD ($)

	Quarter Ended June 30, 2023	Fiscal Year Ended Dec. 31, 2022
Net Sales	**$2,957,362**	**$11,710,142**
Cost of Sales	2,113,491	9,221,294
Gross Profit	843,871	2,488,848
Total Operating Expenses	**4,199,278**	**9,690,631**
Equity in Net Loss of Affiliate*	(1,407,473)	(1,739,475)
Net Loss	**(4,340,741)**	**(9,160,589)**
Foreign Currency Translation Adjustments	(11,968)	(43,953)
Comprehensive Loss	($4,352,709)	($9,204,542)
Weighted # of Common Shares Outstanding - Basic & Diluted	18,071,802	9,629,589
Basic and Diluted Net (Loss) Per Share	**($0.24)**	**($0.95)**

* Attributed to a non-recurring, non-cash loss related to the Company's investment in Progressive Care Inc. (OTCQB: RXMD)

NextPlat Corp
Condensed Consolidated Balance Sheets – USD ($)

	Quarter Ended June 30, 2023	Fiscal Year Ended Dec. 31, 2022
Cash and Cash Equivalents	$20,605,670	$18,891,232
Inventory	2,066,214	1,286,612
Total Current Assets	24,216,531	21,181,780
Total Assets	**30,913,117**	**28,642,048**
Total Current Liabilities	1,791,953	2,058,768
Total Long-Term Liabilities	698,678	806,161
Total Liabilities	**2,490,631**	**2,864,929**
Total Stockholder's Equity	28,422,486	25,777,119
Total Liabilities and Stockholders' Equity	**$30,913,117**	**$28,642,048**

Experienced Leadership

NEXTPLAT

Charles M. Fernandez
Executive Chairman & CEO

Mr. Fernandez has over 30 years' experience in identifying profitable start-up and dislocation opportunities, building significant value, and executing exit strategies as an entrepreneur and global investor. In 2008, Charles M. Fernandez joined Fairholme Capital Management. As President, he co-managed all three Fairholme funds, and was commended for bringing in a $2 billion gain for shareholders. Throughout his impressive career in Media, Pharmaceuticals, Healthcare, Finance and Technology, he has participated in more than 100 significant mergers,, acquisitions, and product development projects. Mr. Fernandez was the founder, Chairman & CEO of eApeiron Solutions, LLC, a brand protection and e-commerce company in partnership with Alibaba (NYSE:BABA) and Eastman Kodak (NYSE: KODK) which was successfully sold to Smartrac, leading developer, manufacturer, and supplier of RFID and Internet of Things ("IoT") solutions, a unit of Avery Dennision Corporation (NYSE: AVY).

David Phipps
President & CEO of Global Operations, Director

Mr. Phipps is the founder of the Company's two subsidiaries, UK-based Global Telesat Communications and US-based Orbital Satcom Corp. and had served as the Company's CEO and Chairman for six years, leading the company from start-up through its recent listing on Nasdaq. He has over 20 years' experience in the communications industry, during which time he has overseen acquisitions, mergers and capital raising activities, and has more than 35 years of experience of investment management, finance, and operational roles in several private and public companies.

Cecile Munnik, CPA/CA
Chief Financial Officer

Ms. Munnik has over 15 years of accounting and finance experience, serving in leadership positions for companies and business units with annual revenues ranging from $100M to $3B. She has demonstrated expertise in US GAAP, SEC Reporting, Sarbanes-Oxley, Public Accounting, M&A, Internal Controls/Process Efficiencies, ERPs, and Strategy Planning for private and public entities. Ms. Munnik is a Certified Public Accountant (CPA) and Chartered Accountant (CA).

The E-Commerce Platform of the Future

NEXTPLAT

- Highly experienced management team, Board of Directors and advisors with proven expertise in M&A, finance, e-commerce, media, technology and healthcare
- A global, state-of-the-art e-commerce platform serving customers in over 190 countries now expanding to tap large international markets in China and into new sectors including healthcare and consumer lifestyle
- A globally diversified, 24x7x365 revenue-generating business model with increasing levels of recurring revenue
- Clean capital structure and balance sheet with no debt long-term debt*

*Excluding operating leases and $131,607 related to Coronavirus relief as of June 30, 2023

NEXTPLAT

3250 Mary Street
Suite 410
Coconut Grove
Florida, 33133
U.S.A.

305.686.3250
info@nextplat.com
www.nextplat.com